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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 13, 2004

                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-30578                                       98-0208374
 (Commission File Number)                   (I.R.S. Employer Identification No.)


                  337 Magna Drive, Aurora, Ontario, Canada             L4G 7K1
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                (Address of Principal Executive Offices)              (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

The Registrant announced today that it has been advised by MI Developments Inc. ("MID") of its intention to make an unsolicited offer to acquire all of the outstanding shares of Class A Subordinate Voting Stock of the Registrant not currently owned by MID.

A special committee of independent directors of the Registrant has been formed to evaluate the offer and to make recommendations to the Registrant's Board of Directors concerning the appropriate response in the circumstances.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

Exhibit 99        Copy of Registrant's press release dated July 13, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MAGNA ENTERTAINMENT CORP.
                                                         (Registrant)




Date: July 13, 2004                               by:    /S/ Gary M. Cohn
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                                                         Gary M. Cohn, Secretary